UNITED STATES
                        SECURITIES AND EXCHANGE COMMISION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                                    Pursuant
                            To Section 18 or 15(d) of
                       the Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported): February 3, 2006
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                                NITAR TECH CORP.
                                ----------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          Delaware                                                  N/A
          --------                 ----------                       ---
(State or other jurisdiction       (Commission               (I.R.S. employer
     of incorporation)             File Number)           identification number)


            3950 Worthview Place, Mississauga, Ontario Canada L5N 6S9
               (Address of principal executive offices) (Zip code)


                                 (905) 824-8709
                                 --------------
               Registrant=s telephone number, including area code


                                      None
                                      ----
                  (Former Address If Changed since Last Report)

Item 8.01  Other Events

February 3, 2006 - NITAR Tech. Corp. (OTC:NCHP) and its brand, CHOOZMAIL, today announced that it has finalized an agreement with AAA Wisconsin. As a partner with AAA's "Show Your Card & Save" program, CHOOZMAIL is being offered to all AAA Wisconsin members with a view to provide AAA members the ability to participate on the internet with a secure communications solution that focuses on the family and children's safety and security.

AAA Wisconsin has 680,000 members in 309,000 households and 47 million members in North America.


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Nitar Tech Corp.
                                          (Registrant)


Dated: February 13, 2006                  By: /s/ Luiz O. Brasil
                                          ----------------------
                                          Luiz O. Brasil, President